SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  February 2, 2005
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                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                   0-556                                 68-0365195
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          (Commission File Number)             (IRS Employer Identification No.)


     200 Vernon Street, Roseville, California                   95678
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     (Address of Principal Executive Offices)                 (Zip Code)


                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2  Financial Information

Item 2.02. Results of Operations and Financial Condition.

     On February 2, 2005, SureWest Communications issued a press release announcing charges to be incurred in connection with the recently disclosed early retirement offer, the continuation of a streamlining program, and 2004 operating metrics. In addition, SureWest announced that its conference call and Webcast to discuss 2004 fourth-quarter and full-year financial results will be held on March 15, 2005. A copy of the Company's press release is attached as
Exhibit 99.1.


SECTION 9  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits

     (c)     Exhibits

     Exhibit 99.1  Press Release dated February 2, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SUREWEST COMMUNICATIONS

Date: February 2, 2005                         By: /s/ Philip A. Grybas
                                                   -----------------------------
                                                   Senior Vice President and
                                                   Chief Financial Officer